UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	March 27, 2014 (March 21, 2014)

VIRTUALSCOPICS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-52018	04-3007151
(Commission File Number)	(IRS Employer Identification No.)

500 Linden Oaks, Rochester, New York	14625
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(585) 249-6231

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement

On March 23, 2014, VirtualScopics, Inc. (the “Company”) entered into a Services Agreement Extension Agreement with Converse & Company (the “Extension Agreement”). As previously disclosed by the Company in a Quarterly Report on Form 10-Q, filed on November 14, 2013, the Company and Converse & Company entered into a Services Agreement, dated October 25, 2013 (the “Services Agreement”), pursuant to which Eric T. Converse, a principal and shareholder of Converse & Company, would serve as interim President and Chief Executive Officer of the Company. The Extension Agreement extends the term of the Services Agreement, which would otherwise have expired on April 18, 2014, for an additional three months. Under the Extension Agreement, the term of the Services Agreement shall therefore expire on July 18, 2014, unless further extended pursuant to the terms and conditions of the Services Agreement. The foregoing summary of the Extension Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Extension Agreement, which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Section 5 – Corporate Governance and Management

Item 5.03	Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year

On March 21, 2014, the Company’s Board of Directors approved amendments to the Company’s Amended and Restated By-Laws (the “By-Laws”), which amendments became effective immediately upon their approval by the Board of Directors. Section 3.1 of the By-Laws was amended to set the number of directors on the Board of Directors at up to 9 members, with the number of members to be determined from time to time by resolution of the Board of Directors. Section 3.5 of the By-Laws was amended to provide that any newly-created directorships resulting from an amendment of the By-Laws that increases the number of directors on the Board of Directors shall be filled by the affirmative vote of a majority of directors, or by the affirmative vote of a majority in interest of stockholders at the annual meeting or at a special meeting called for that purpose.

The foregoing summary of the amendments to the By-Laws does not purport to be complete and is qualified in its entirety by reference to the full text of the amended Article III, Sections 3.1 and 3.5 of the By-Laws, which are attached to this report as Exhibit 3.1 and incorporated herein by reference.

Item 9.01 – Financial Statement and Exhibits

(d) Exhibits

3.1	Excerpts from VirtualScopics, Inc. Amended and Restated By-Laws – Text of Previous Article III, Sections 3.1 and 3.5, and Text of Amended Article III, Sections 3.1 and 3.5

10.1	Services Agreement Extension Agreement, dated March 23, 2014, between VirtualScopics, Inc. and Converse & Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRTUALSCOPICS, INC.
Date: March 27, 2014
	By:	/s/ James Groff
Name: James Groff
Title: Acting Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Excerpts from VirtualScopics, Inc. Amended and Restated By-Laws – Text of Previous Article III, Sections 3.1 and 3.5, and Text of Amended Article III, Sections 3.1 and 3.5

10.1	Services Agreement Extension Agreement, dated March 23, 2014, between VirtualScopics, Inc. and Converse & Company